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                                                                      EXHIBIT 32

                         CERTIFICATION PURSUANT TO
               18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-KSB of City Network, Inc. (the "Company") for the fiscal year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tiao Tsan Lai, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    By:   /s/ Tiao Tsan Lai
                                         --------------------------------
                                    Name: Tiao Tsan Lai
                                          Chief Executive Officer

June 14, 2004

                         CERTIFICATION PURSUANT TO
               18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-KSB of City Network, Inc. (the "Company") for the fiscal year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hsin Nan Lin, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    By:   /s/ Hsin Nan Lin
                                          -----------------------------
                                    Name: Hsin Nan Lin
                                          Chief Financial Officer

June 14, 2004